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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of report (Date of earliest event
                           reported) June 27, 1997
                                    -------------



             Credit Suisse First Boston Mortgage Securities Corp.
       -------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


         Delaware                  333-25751           13-3320910
----------------------------     -------------     ------------------
(State or Other Jurisdiction     (Commission      (I.R.S. Employer
     of Incorporation)           File Number)     Identification No.)


                            Eleven Madison Avenue
                          New York, New York  10010
                      -------------------------------
                       (Address of Principal Executive
                            Offices and Zip Code)

    Registrant's telephone number, including area code (212) 325-2000
                                                      -------------------

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Item 5.   Other Events
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Filing of Computational Materials.
---------------------------------

     In connection with the proposed offering of Credit Suisse First Boston Mortgage Securities Corp. (the "Company") Commercial Mortgage Pass-Through Certificates, Series 1997-C1, Credit Suisse First Boston Corporation (the "Underwriter"), has prepared certain materials (the "Computational Materials") for distribution to its potential investors. Although the Company provided the Underwriter with certain information regarding the characteristics of the mortgage loans in the related portfolio, it did not participate in the preparation of the Computational Materials.

     For the purposes of this Form 8-K, Computational Materials shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the mortgage loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials are attached hereto as
Exhibit 99.


Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)  Not applicable.
(b)  Not applicable.
(c)  Exhibits.

     The following  is filed herewith.   The exhibit number  corresponds with
Item 601(b) of Regulation S-K.

     Exhibit No.                   Description
     -----------                   -----------

         99                   Computational Materials




                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           CREDIT SUISSE FIRST BOSTON MORTGAGE
                              SECURITIES CORP.



                           By: /s/ Allan J. Baum
                               -----------------------
                               Name:  Allan J. Baum
                               Title: Vice President



Dated:    June 27, 1997




                               Exhibit Index
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Exhibit                                                                Page
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99.  Computational Materials                                                6